UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AEROVIRONMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per

ANNUAL MEETING OF STOCKHOLDERS OF

AEROVIRONMENT, INC.

September 29, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report/10-K are available at https://investor.avinc.com/financial-information/financial-filings-and-releases

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

092923

A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 5, A VOTE OF "1 YEAR" FOR PROPOSAL 4, AND A VOTE AGAINST PROPOSAL 6 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1. To elect the board of directors' three nominess as directors:

Nominees

	FOR	AGAINST	ABSTAIN
1a. Philip S. Davidson	☐	☐	☐
1b. Mary Beth Long	☐	☐	☐
1b. Stephen F. Page	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Proposal 2. To ratify the selection of Deloitte & Touche LLP as the company's independent registered public accounting firm for the fiscal year ending April 30, 2024:	☐	☐	☐
Proposal 3. Non-binding advisory vote on the compensation of the company's Named Executive Officers:	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Proposal 4. Non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our Named Executive Officers:	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 5. Approve the AeroVironment, Inc. 2023 Employee Stock Purchase Plan:	☐	☐	☐
Proposal 6. Advisory vote on stockholder proposal seeking declassification of the Board of Directors:	☐	☐	☐

The undersigned hereby revokes any other proxy to vote at the annual meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 5, A VOTE OF "1 YEAR" FOR PROPOSAL 4, AND A VOTE AGAINST PROPOSAL 6. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXYCONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 17, 2023 relating to the annual meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.